                               POWER OF ATTORNEY
                               -----------------


     The undersigned hereby appoints Lawrence J. Toal and Gene C. Brooks or either of the foregoing persons acting alone, each with the full power of substitution, as her true and lawful attorney-in-fact and agent, for her and in her name and place, to sign the name of the undersigned in the capacity or capacities indicated below to the Annual Report of Dime Bancorp, Inc. on Form 10-K for the year ended December 31, 1996 and any and all amendments to such Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith, with all necessary or appropriate governmental or other entities, including, but not limited to, the Securities and Exchange Commission and the New York Stock Exchange, granting to such attorney-in-fact and agent full power and authority to perform each act necessary to be done as fully to all intents and purposes as she might do in person, hereby ratifying and confirming all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



       SIGNATURE           TITLE            DATE
------------------------  --------     ---------------


/s/ Virginia M. Kopp      Director     March 21, 1997
_______________________
   Virginia M. Kopp


                               POWER OF ATTORNEY
                               -----------------


     The undersigned hereby appoints Lawrence J. Toal and Gene C. Brooks or either of the foregoing persons acting alone, each with the full power of substitution, as her true and lawful attorney-in-fact and agent, for her and in her name and place, to sign the name of the undersigned in the capacity or capacities indicated below to the Annual Report of Dime Bancorp, Inc. on Form 10-K for the year ended December 31, 1996 and any and all amendments to such Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith, with all necessary or appropriate governmental or other entities, including, but not limited to, the Securities and Exchange Commission and the New York Stock Exchange, granting to such attorney-in-fact and agent full power and authority to perform each act necessary to be done as fully to all intents and purposes as she might do in person, hereby ratifying and confirming all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.




       SIGNATURE                  TITLE         DATE
------------------------        --------    ---------------

 /s/ Sally Hernandez-Pinero     Director     March 20, 1997
___________________________
Sally Hernandez-Pinero


                               POWER OF ATTORNEY
                               -----------------


     The undersigned hereby appoints Lawrence J. Toal and Gene C. Brooks or either of the foregoing persons acting alone, each with the full power of substitution, as his true and lawful attorney-in-fact and agent, for him and in his name and place, to sign the name of the undersigned in the capacity or capacities indicated below to the Annual Report of Dime Bancorp, Inc. on Form 10-K for the year ended December 31, 1996 and any and all amendments to such Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith, with all necessary or appropriate governmental or other entities, including, but not limited to, the Securities and Exchange Commission and the New York Stock Exchange, granting to such attorney-in-fact and agent full power and authority to perform each act necessary to be done as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.




      SIGNATURE                TITLE         DATE
-------------------------    --------    ---------------

/s/ Richard W. Dalrymple     Director     March 21, 1997
________________________
Richard W. Dalrymple


                               POWER OF ATTORNEY
                               -----------------


     The undersigned hereby appoints Lawrence J. Toal and Gene C. Brooks or either of the foregoing persons acting alone, each with the full power of substitution, as his true and lawful attorney-in-fact and agent, for him and in his name and place, to sign the name of the undersigned in the capacity or capacities indicated below to the Annual Report of Dime Bancorp, Inc. on Form 10-K for the year ended December 31, 1996 and any and all amendments to such Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith, with all necessary or appropriate governmental or other entities, including, but not limited to, the Securities and Exchange Commission and the New York Stock Exchange, granting to such attorney-in-fact and agent full power and authority to perform each act necessary to be done as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.




       SIGNATURE               TITLE           DATE
------------------------     --------     ---------------

/s/ Dr. Paul A. Qualben      Director      March 21, 1997
_______________________
Dr. Paul A. Qualben

                               POWER OF ATTORNEY
                               -----------------


     The undersigned hereby appoints Lawrence J. Toal and Gene C. Brooks or either of the foregoing persons acting alone, each with the full power of substitution, as his true and lawful attorney-in-fact and agent, for him and in his name and place, to sign the name of the undersigned in the capacity or capacities indicated below to the Annual Report of Dime Bancorp, Inc. on Form 10-K for the year ended December 31, 1996 and any and all amendments to such Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith, with all necessary or appropriate governmental or other entities, including, but not limited to, the Securities and Exchange Commission and the New York Stock Exchange, granting to such attorney-in-fact and agent full power and authority to perform each act necessary to be done as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


        SIGNATURE            TITLE         DATE
-------------------------   --------   ---------------


/s/ Dr. Norman R. Smith     Director   March 19, 1997
_______________________
   Dr. Norman R. Smith


                               POWER OF ATTORNEY
                               -----------------


     The undersigned hereby appoints Lawrence J. Toal and Gene C. Brooks or either of the foregoing persons acting alone, each with the full power of substitution, as her true and lawful attorney-in-fact and agent, for her and in her name and place, to sign the name of the undersigned in the capacity or capacities indicated below to the Annual Report of Dime Bancorp, Inc. on Form 10-K for the year ended December 31, 1996 and any and all amendments to such Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith, with all necessary or appropriate governmental or other entities, including, but not limited to, the Securities and Exchange Commission and the New York Stock Exchange, granting to such attorney-in-fact and agent full power and authority to perform each act necessary to be done as fully to all intents and purposes as she might do in person, hereby ratifying and confirming all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



         SIGNATURE                  TITLE          DATE
---------------------------       --------    ---------------

/s/ Margaret G. Osmer-McQuade
_____________________________     Director    March 21, 1997
Margaret G. Osmer-McQuade


                               POWER OF ATTORNEY
                               -----------------


     The undersigned hereby appoints Lawrence J. Toal and Gene C. Brooks or either of the foregoing persons acting alone, each with the full power of substitution, as his true and lawful attorney-in-fact and agent, for him and in his name and place, to sign the name of the undersigned in the capacity or capacities indicated below to the Annual Report of Dime Bancorp, Inc. on Form 10-K for the year ended December 31, 1996 and any and all amendments to such Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith, with all necessary or appropriate governmental or other entities, including, but not limited to, the Securities and Exchange Commission and the New York Stock Exchange, granting to such attorney-in-fact and agent full power and authority to perform each act necessary to be done as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



     SIGNATURE              TITLE           DATE
---------------------     --------     ---------------

/s/ Murray Handwerker     Director     March 21, 1997
_____________________
Murray Handwerker


                               POWER OF ATTORNEY
                               -----------------


     The undersigned hereby appoints Gene C. Brooks as his true and lawful attorney-in-fact and agent, for him and in his name and place, to sign the name of the undersigned in the capacity or capacities indicated below to the Annual Report of Dime Bancorp, Inc. on Form 10-K for the year ended December 31, 1996 and any and all amendments to such Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith, with all necessary or appropriate governmental or other entities, including, but not limited to, the Securities and Exchange Commission and the New York Stock Exchange, granting to such attorney-in-fact and agent full power and authority to perform each act necessary to be done fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


       SIGNATURE             TITLE           DATE
------------------------    --------    ---------------

/s/ Lawrence J. Toal        Director    March 21, 1997
_______________________
    Lawrence J. Toal


                               POWER OF ATTORNEY
                               -----------------


     The undersigned hereby appoints Lawrence J. Toal and Gene C. Brooks or either of the foregoing persons acting alone, each with the full power of substitution, as his true and lawful attorney-in-fact and agent, for him and in his name and place, to sign the name of the undersigned in the capacity or capacities indicated below to the Annual Report of Dime Bancorp, Inc. on Form 10-K for the year ended December 31, 1996 and any and all amendments to such Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith, with all necessary or appropriate governmental or other entities, including, but not limited to, the Securities and Exchange Commission and the New York Stock Exchange, granting to such attorney-in-fact and agent full power and authority to perform each act necessary to be done fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.




      SIGNATURE               TITLE          DATE
------------------------    --------    ---------------

/s/ James M. Large, Jr.
________________________    Director    March 21, 1997
James M. Large, Jr.


                               POWER OF ATTORNEY
                               -----------------


     The undersigned hereby appoints Lawrence J. Toal and Gene C. Brooks or either of the foregoing persons acting alone, each with the full power of substitution, as his true and lawful attorney-in-fact and agent, for him and in his name and place, to sign the name of the undersigned in the capacity or capacities indicated below to the Annual Report of Dime Bancorp, Inc. on Form 10-K for the year ended December 31, 1996 and any and all amendments to such Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith, with all necessary or appropriate governmental or other entities, including, but not limited to, the Securities and Exchange Commission and the New York Stock Exchange, granting to such attorney-in-fact and agent full power and authority to perform each act necessary to be done as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.




  SIGNATURE             TITLE           DATE
--------------        --------     ---------------

/s/ John Morning
__________________    Director     March 19, 1997
John Morning


                               POWER OF ATTORNEY
                               -----------------


     The undersigned hereby appoints Lawrence J. Toal and Gene C. Brooks or either of the foregoing persons acting alone, each with the full power of substitution, as his true and lawful attorney-in-fact and agent, for him and in his name and place, to sign the name of the undersigned in the capacity or capacities indicated below to the Annual Report of Dime Bancorp, Inc. on Form 10-K for the year ended December 31, 1996 and any and all amendments to such Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith, with all necessary or appropriate governmental or other entities, including, but not limited to, the Securities and Exchange Commission and the New York Stock Exchange, granting to such attorney-in-fact and agent full power and authority to perform each act necessary to be done as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



    SIGNATURE              TITLE         DATE
---------------------    --------    ---------------

/s/ James F. Fulton      Director    March 19, 1997
____________________
James F. Fulton


                               POWER OF ATTORNEY
                               -----------------


     The undersigned hereby appoints Lawrence J. Toal and Gene C. Brooks or either of the foregoing persons acting alone, each with the full power of substitution, as his true and lawful attorney-in-fact and agent, for him and in his name and place, to sign the name of the undersigned in the capacity or capacities indicated below to the Annual Report of Dime Bancorp, Inc. on Form 10-K for the year ended December 31, 1996 and any and all amendments to such Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith, with all necessary or appropriate governmental or other entities, including, but not limited to, the Securities and Exchange Commission and the New York Stock Exchange, granting to such attorney-in-fact and agent full power and authority to perform each act necessary to be done as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



       SIGNATURE                 TITLE           DATE
-----------------------        --------     --------------

/s/ J. Barclay Collins II      Director     March 21, 1997
__________________________
    J. Barclay Collins II


                               POWER OF ATTORNEY
                               -----------------


     The undersigned hereby appoints Lawrence J. Toal and Gene C. Brooks or either of the foregoing persons acting alone, each with the full power of substitution, as his true and lawful attorney-in-fact and agent, for him and in his name and place, to sign the name of the undersigned in the capacity or capacities indicated below to the Annual Report of Dime Bancorp, Inc. on Form 10-K for the year ended December 31, 1996 and any and all amendments to such Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith, with all necessary or appropriate governmental or other entities, including, but not limited to, the Securities and Exchange Commission and the New York Stock Exchange, granting to such attorney-in-fact and agent full power and authority to perform each act necessary to be done as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.




   SIGNATURE            TITLE           DATE
------------------    --------     ---------------

/s/ Ira T. Wender
__________________    Director     March 21, 1997
Ira T. Wender


                               POWER OF ATTORNEY
                               -----------------


     The undersigned hereby appoints Lawrence J. Toal and Gene C. Brooks or either of the foregoing persons acting alone, each with the full power of substitution, as his true and lawful attorney-in-fact and agent, for him and in his name and place, to sign the name of the undersigned in the capacity or capacities indicated below to the Annual Report of Dime Bancorp, Inc. on Form 10-K for the year ended December 31, 1996 and any and all amendments to such Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith, with all necessary or appropriate governmental or other entities, including, but not limited to, the Securities and Exchange Commission and the New York Stock Exchange, granting to such attorney-in-fact and agent full power and authority to perform each act necessary to be done as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.




     SIGNATURE          TITLE          DATE
------------------    --------    ---------------

/s/ Howard Smith      Director    March 19, 1997
_________________
Howard Smith


                               POWER OF ATTORNEY
                               -----------------


     The undersigned hereby appoints Lawrence J. Toal and Gene C. Brooks or either of the foregoing persons acting alone, each with the full power of substitution, as his true and lawful attorney-in-fact and agent, for him and in his name and place, to sign the name of the undersigned in the capacity or capacities indicated below to the Annual Report of Dime Bancorp, Inc. on Form 10-K for the year ended December 31, 1996 and any and all amendments to such Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith, with all necessary or appropriate governmental or other entities, including, but not limited to, the Securities and Exchange Commission and the New York Stock Exchange, granting to such attorney-in-fact and agent full power and authority to perform each act necessary to be done as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.




     SIGNATURE              TITLE            DATE
-------------------       --------      ---------------

/s/ Frederick C. Chen
______________________    Director       March 21, 1997
   Frederick C. Chen


                               POWER OF ATTORNEY
                               -----------------


     The undersigned hereby appoints Lawrence J. Toal and Gene C. Brooks or either of the foregoing persons acting alone, each with the full power of substitution, as his true and lawful attorney-in-fact and agent, for him and in his name and place, to sign the name of the undersigned in the capacity or capacities indicated below to the Annual Report of Dime Bancorp, Inc. on Form 10-K for the year ended December 31, 1996 and any and all amendments to such Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith, with all necessary or appropriate governmental or other entities, including, but not limited to, the Securities and Exchange Commission and the New York Stock Exchange, granting to such attorney-in-fact and agent full power and authority to perform each act necessary to be done as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.




       SIGNATURE              TITLE           DATE
-----------------------     --------     ---------------

/s/ Eugene G. Schulz, Jr.   Director    March 20, 1997
_________________________
Eugene G. Schulz, Jr.


                               POWER OF ATTORNEY
                               -----------------


     The undersigned hereby appoints Lawrence J. Toal and Gene C. Brooks or either of the foregoing persons acting alone, each with the full power of substitution, as her true and lawful attorney-in-fact and agent, for her and in her name and place, to sign the name of the undersigned in the capacity or capacities indicated below to the Annual Report of Dime Bancorp, Inc. on Form 10-K for the year ended December 31, 1996 and any and all amendments to such Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith, with all necessary or appropriate governmental or other entities, including, but not limited to, the Securities and Exchange Commission and the New York Stock Exchange, granting to such attorney-in-fact and agent full power and authority to perform each act necessary to be done as fully to all intents and purposes as she might do in person, hereby ratifying and confirming all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.




     SIGNATURE            TITLE           DATE
--------------------     --------    ---------------

/s/ E. Charlotte Fanta
_______________________  Director     March 20, 1997
E. Charlotte Fanta


                               POWER OF ATTORNEY
                               -----------------


     The undersigned hereby appoints Lawrence J. Toal and Gene C. Brooks or either of the foregoing persons acting alone, each with the full power of substitution, as his true and lawful attorney-in-fact and agent, for him and in his name and place, to sign the name of the undersigned in the capacity or capacities indicated below to the Annual Report of Dime Bancorp, Inc. on Form 10-K for the year ended December 31, 1996 and any and all amendments to such Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith, with all necessary or appropriate governmental or other entities, including, but not limited to, the Securities and Exchange Commission and the New York Stock Exchange, granting to such attorney-in-fact and agent full power and authority to perform each act necessary to be done as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.




     SIGNATURE              TITLE          DATE
----------------------    --------   ----------------

/s/ Derrick D. Cephas
______________________    Director   March 21, 1997
Derrick D. Cephas
